UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [  ]

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

Provectus Biopharmaceuticals, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

10025 Investment Drive, Suite 250 Knoxville, Tennessee 37932 phone 866/594-5999 fax 866/998-0005

Dear Provectus Stockholders:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of Provectus Biopharmaceuticals, Inc. (“Provectus”) to be held on Wednesday, June 26, 2019, at 4:00 p.m., Eastern Time, at the Hilton Knoxville, located at 501 West Church Avenue, Knoxville, Tennessee 37902.

We are pleased to present you with our 2019 Proxy Statement. At our 2019 Annual Meeting, stockholders will vote on the matters set forth in the 2019 Proxy Statement and the accompanying notice of this Annual Meeting. Your board of directors has recommended five highly qualified and experienced nominees for election to the board of directors at the 2019 Annual Meeting. Highlights of the detailed information included in the Proxy Statement can be found in the section entitled “Questions and Answers About the 2019 Annual Meeting of Stockholders” starting on page 2, and detailed information regarding the director candidates can be found under “Proposal 1 – Election of Directors” starting on page 19.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules again this year. We believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting and the cost to the Company associated with the physical printing and mailing of proxy materials.

Whether or not you will attend the meeting, we hope that your shares are represented and voted. In advance of the meeting on June 26, 2019, please vote and submit your proxy as soon as possible via the Internet, by telephone, or if you have requested to receive printed proxy materials, by mailing a proxy or voting instruction card enclosed with those materials. Instructions on how to vote are found in the section entitled “Questions and Answers About the 2019 Annual Meeting of Stockholders – How do I vote before the Annual Meeting?” starting on page 3.

For more information and up-to-date postings, please go to our website, www.provectusbio.com/annualmeeting.

Thank you for being a stockholder of Provectus.

Sincerely,

/s/ Bruce Horowitz
Bruce Horowitz
Chief Operating Officer

10025 Investment Drive, Suite 250 Knoxville, Tennessee 37932 phone 866/594-5999 ax 866/998-0005

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 26, 2019

To the Stockholders of Provectus Biopharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that we will hold the 2019 Annual Meeting of Stockholders of Provectus Biopharmaceuticals, Inc. on Wednesday, June 26, 2019 at 4:00 p.m. Eastern Time, at the Hilton Knoxville, located at 501 West Church Avenue, Knoxville, Tennessee 37902. The 2019 Annual Meeting is being held for the following purposes:

1.	to elect five directors to serve on our board of directors;

2.	to conduct an advisory vote to approve the compensation of our named executive officers; and

3.	to ratify the selection of Marcum LLP as our independent registered public accounting firm for 2019.

Stockholders also will transact any other business that properly comes before the 2019 Annual Meeting of Stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FIVE DIRECTOR NOMINEES IDENTIFIED IN THE PROXY STATEMENT, AND “FOR” PROPOSALS 2 AND 3.

Only stockholders of record as of the close of business on April 30, 2019 will be entitled to notice of and to vote at the 2019 Annual Meeting of Stockholders and any adjournment thereof.

We are mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to many of our stockholders instead of paper copies of our proxy statement and our annual report. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2019 Annual Report and proxy card.

We hope that you will be able to attend the Annual Meeting. We ask, however, whether or not you plan to attend the Annual Meeting that you vote as soon as possible. Promptly voting will help ensure that the greatest number of stockholders are present whether in person or by proxy. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card enclosed with those materials. Please review the instructions on each of your voting options described in the proxy statement, as well as in the Notice you received in the mail.

If you attend the Annual Meeting in person, you may revoke your proxy at the Annual Meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised. Should you desire to revoke your proxy, you may do so as provided in the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders to Be Held on Wednesday, June 26, 2019. The Notice of Internet Availability of Proxy Materials, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2018 are available at: http://www.provectusbio.com/annual-reports.html.

By order of our board of directors,

Bruce Horowitz
Chief Operating Officer

May 14, 2019

Knoxville, Tennessee

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10025 Investment Drive, Suite 250 Knoxville, Tennessee 37932 phone 866/594-5999 fax 866/998-0005

PROXY STATEMENT FOR

2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 26, 2019

We are delivering these proxy materials to solicit proxies on behalf of the board of directors of Provectus Biopharmaceuticals, Inc., for the 2019 Annual Meeting of Stockholders to be held on Wednesday, June 26, 2019, beginning at 4:00 p.m. Eastern Time, at the Hilton Knoxville, located at 501 West Church Avenue, Knoxville, Tennessee 37902.

We first mailed the Notice of Internet Availability of Proxy Materials to our stockholders on or about May 14, 2019.

We will refer to Provectus Biopharmaceuticals, Inc. and its subsidiaries throughout this Proxy Statement as “we,” “us,” the “Company” or “Provectus.” We will refer to the board of directors as the “Board.”

At the Annual Meeting, our stockholders will vote on proposals:

1.	to elect five directors to serve on our Board;

2.	to conduct an advisory vote to approve the compensation of our named executive officers; and

3.	to ratify the selection of Marcum LLP as our independent registered public accounting firm for 2019.

The proposals are set forth in the accompanying Notice of 2019 Annual Meeting of Stockholders and are described in more detail in this Proxy Statement. Stockholders also will transact any other business, not known or determined at the time of this proxy solicitation that properly comes before the 2019 Annual Meeting of Stockholders, although our Board knows of no such other business to be presented.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FIVE NOMINEES TO OUR BOARD IDENTIFIED IN THE PROXY STATEMENT, AND “FOR” PROPOSALS 2 AND 3.

When you submit your proxy by executing and returning the enclosed proxy card, you will authorize the proxy holders – Bruce Horowitz and Heather Raines, CPA – to vote as proxy all your shares of common stock and otherwise to act on your behalf at the 2019 Annual Meeting of Stockholders and any adjournment thereof, in accordance with the instructions set forth therein. These persons also will have discretionary authority to vote your shares on any other business that properly comes before the meeting. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournment of the meeting.

QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL MEETING OF STOCKHOLDERS

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company will use the Internet as the primary means of furnishing proxy materials to stockholders again this year. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the complete proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and the cost to the Company associated with the physical printing and mailing of materials.

What is the purpose of the 2019 Annual Meeting of Stockholders?

At the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), stockholders will act upon the following matters:

1.	To elect five directors to serve on our Board;

2.	To conduct an advisory vote to approve the compensation of our named executive officers; and

3.	To ratify the selection of Marcum LLP (“Marcum”) as our independent registered public accounting firm for 2019.

Stockholders also will transact any other business, not known or determined at the time of this proxy solicitation, that properly comes before the 2019 Annual Meeting, although our Board knows of no such other business to be presented.

Who is entitled to vote?

Only stockholders of record at the close of business on April 30, 2019, the record date for the 2019 Annual Meeting, are entitled to receive notice of the 2019 Annual Meeting and to vote the shares of common stock that they held on that date at the 2019 Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the 2019 Annual Meeting.

What constitutes a quorum?

The presence at the 2019 Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date, April 30, 2019, will constitute a quorum. Shares held by stockholders present at the 2019 Annual Meeting in person or represented by proxy who elect to abstain from voting nonetheless will be included in the calculation of the number of shares considered present at the 2019 Annual Meeting.

As of April 30, 2019, there were 384,714,528 shares of common stock outstanding.

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What happens if a quorum is not present at the 2019 Annual Meeting?

If a quorum is not present at the scheduled time of the meeting, the holders of a majority of the shares of common stock present in person or represented by proxy at the meeting may adjourn the meeting to another place, date, or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given unless the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting.

May I vote my shares in person at the Annual Meeting?

Yes. You may vote your shares at the Annual Meeting if you attend in person, even if you previously submitted a proxy card or voted by Internet or telephone. Whether or not you plan to attend the Annual Meeting in person, however, in order to assist us in tabulating votes at the Annual Meeting, we encourage you to vote by using the Internet, telephone, or, if applicable, by returning a proxy card.

How do I vote before the Annual Meeting?

Before the Annual Meeting, you may vote your shares in one of the following three ways:

1.	via the Internet by following the instructions provided in the Notice;

2.	by mail, if you requested printed copies of the proxy materials, by filling out the form of proxy card and sending it back in the envelope provided; or

3.	by telephone, if you requested printed copies of the proxy materials, by calling the toll-free number found on the proxy card. If you requested printed copies of the proxy materials, and properly sign and return your proxy card and return it in the prepaid envelope, your shares will be voted as you direct.

Please use only one of the three ways to vote. If you hold shares in the name of a broker, your ability to vote those shares by Internet or telephone depends on the voting procedures used by your broker, as explained below.

How do I vote if my broker holds my shares in “street name”?

If your shares are held in “street name,” your bank or broker will send you the Notice. Many (but not all) brokerage firms and banks participate in a program provided through Broadridge Financial Solutions, Inc. that offers Internet and telephone voting options. If you do not give instructions to your nominee, it will nevertheless be entitled to vote your shares on “discretionary” items but will not be permitted to do so on “non-discretionary” items. Proposals 1 and 2 are non-discretionary items for which a nominee will not have discretion to vote in the absence of voting instructions from you. Proposal 3, however, is a discretionary item on which your nominee will be entitled to vote your shares even in the absence of instructions from you.

Can I change my mind and revoke my proxy?

Yes. To revoke a proxy given pursuant to this solicitation, you must:

●	sign another proxy with a later date and return it to our Secretary, Provectus Biopharmaceuticals, Inc., 10025 Investment Drive, Suite 250, Knoxville, Tennessee 37932 at or before the Annual Meeting;

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●	provide our Secretary with a written notice of revocation dated later than the date of the proxy at or before the Annual Meeting;

●	re-vote by using the telephone following the instructions on the proxy card;

●	re-vote by using the Internet by following the instructions in the Notice; or

●	attend the Annual Meeting and vote in person—note that attendance at the Annual Meeting will not revoke a proxy if you do not actually vote at the Annual Meeting.

What are the Board’s recommendations?

Our Board unanimously recommends that you vote:

1.	“FOR” the proposal to elect five directors to serve on our Board;

2.	“FOR” the proposal to approve, on an advisory basis, the compensation of our named executive officers; and

3.	“FOR” the proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm for 2019.

What happens if I do not specify how my shares are to be voted?

If you sign and return your proxy card or complete the telephone or Internet voting procedures but do not indicate any voting instructions, your shares will be voted “FOR” each of the nominees for director identified in Proposal 1 and “FOR” Proposals 2 and 3.

Will any other business be conducted at the 2019 Annual Meeting?

As of the date hereof, our Board knows of no business that will be presented at the Annual Meeting other than the proposals described in this Proxy Statement. If any other business is properly brought before the 2019 Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What vote is required to approve each item?

1.	The director nominees will be elected to serve on our Board if they receive a plurality of the votes cast on the shares of common stock present in person or represented by proxy at the 2019 Annual Meeting and entitled to vote on the subject matter. This means that the director nominees will be elected if they receive more votes than any other person at the 2019 Annual Meeting. If you vote to “Withhold Authority” with respect to the election of one or more director nominees, your shares of common stock will not be voted with respect to the person or persons indicated, although they will be counted for the purpose of determining whether there is a quorum at the meeting.

2.	The advisory vote to approve the compensation of our named executive officers will be approved if a majority of the shares of common stock present in person or represented by proxy at the 2019 Annual Meeting and entitled to vote on the subject matter are voted in favor of the proposal.

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3.	The selection of Marcum as our independent registered public accounting firm for 2019 will be ratified if a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter are voted in favor of the proposal.

How will Abstentions and Broker Non-Votes be Treated?

You do not have the option of abstaining from voting on Proposal 1, but you may abstain from voting on Proposals 2 and 3. With respect to Proposal 1, because the directors are elected by a plurality vote, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option on the proposal. In the case of an abstention on Proposals 2 and 3, your shares of common stock would be included in the number of shares of common stock considered present at the meeting for the purpose of determining whether there is a quorum. Because your shares of common stock would be voted but not in favor of Proposals 2 and 3, your abstention would have the same effect as a negative vote in determining the outcome of the vote on the proposal.

Broker non-votes occur when a brokerage firm, bank, or other nominee does not vote shares that it holds in “street name” on behalf of the beneficial owner because the beneficial owner has not provided voting instructions to the nominee with respect to a non-discretionary item. Proposals 1 and 2 are non-discretionary items for which a nominee will not have discretion to vote in the absence of voting instructions from you. Proposal 3, however, is a discretionary item on which your nominee will be entitled to vote your shares of common stock even in the absence of instructions from you. Accordingly, it is possible for there to be broker non-votes with respect to Proposals 1 and 2, but there will not be broker non-votes with regard to Proposal 3. In the case of a broker non-vote, your shares of common stock would be included in the number of shares of common stock considered present at the meeting for the purpose of determining whether there is a quorum. A broker non-vote, being shares of common stock not entitled to vote, would not have any effect on the outcome of the vote on Proposals 1 and 2.

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STOCK OWNERSHIP

Directors, Executive Officers, and Other Stockholders

The following table provides information about the beneficial ownership of common stock as of April 30, 2019, unless otherwise indicated, for each of our directors, each of our executive officers named in the “Summary Compensation Table” of this Proxy Statement and all of our directors and executive officers as a group. We do not believe any person beneficially owns more than 5% of our outstanding common stock. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the 2019 Annual Meeting.

Name and Address (1)	Amount and Nature of Beneficial Ownership (2)		Percentage of Class (2) (3)
Directors and Named Executive Officers:
Ed Pershing, CPA (2019 Director Nominee)	4,265,480	(4)	1.1%
Dominic Rodrigues, CFA (2019 Director Nominee)	1,319,880	(5)	*
Bruce Horowitz (Chief Operating Officer and 2019 Director Nominee)	1,842,243	(6)	*
Jan Koe (2019 Director Nominee)	1,336,300	(7)	*
John Lacey, III, M.D. (2019 Director Nominee)	100,450	(8)	*
John Glass, CPA (Former Named Executive Officer)	200,000	(9)	*
Eric A. Wachter (Named Executive Officer) (10)	7,199,298	(11)	1.9%
Timothy C. Scott (Former Named Executive Officer)	3,730,966	(12)	1.0%
All Directors, and current Executive Officers as a Group (7 Persons)	17,226,804	(13)	4.5%

*	Less than 1% of the outstanding shares of common stock.

(1)	Drs. Lacey, Scott, and Wachter, and Messrs. Glass, Horowitz, Koe, Pershing, and Rodrigues, are or were officers and/or directors of Provectus Biopharmaceuticals, Inc., whose business address is 10025 Investment Drive, Suite 250, Knoxville, Tennessee 37932.

(2)	Shares of common stock that a person has the right to acquire within 60 days of April 30, 2019 are deemed outstanding for computing the percentage ownership of the person having the right to acquire such shares, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by a note, each stockholder listed in the table has sole voting and investment power as to the shares owned by that person.

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(3)	As of April 30, 2019, there were 384,714,528 shares of common stock issued and outstanding.

(4)	Mr. Pershing’s beneficial ownership includes 60,600 shares of common stock owned by his spouse, 16,500 shares of common stock owned by his spouse through a retirement plan, 3,750 shares of common stock held as custodian for a grandchild, 81,500 shares of common stock owned by Mr. P's Foundation, a nonprofit corporation of which Mr. Pershing is an affiliate, 550,000 shares of common stock owned by Perkins Place, a general partnership of which Mr. Pershing is an affiliate, 27,500 shares of common stock issuable upon the exercise of warrants held by Perkins Place, which are exercisable within 60 days, 705,000 shares of common stock issuable upon the exercise of warrants held by Mr. Pershing, which are exercisable within 60 days, and 2,820,630 shares of common stock owned by Mr. Pershing through a retirement plan. Does not include any shares issuable upon conversion of outstanding principal and accrued but unpaid interest under the Secured Convertible Promissory Notes, dated in 2018 by the Company in favor of Mr. Pershing in the principal amount of $1,120,000.

(5)	Mr. Rodrigues’ beneficial ownership includes 509,089 shares of common stock held jointly with his spouse, 112,700 shares of common stock owned by his spouse, 23,700 shares of common stock held as custodian for his children, 242,000 shares of common stock owned by CAL Enterprises LLC (“CAL”), an entity that Mr. Rodrigues controls, 961 shares of common stock issuable upon the exercise of warrants held by CAL, which are exercisable within 60 days, 30 shares of common stock issuable upon the exercise of warrants held by Mr. Rodrigues, which are exercisable within 60 days, and 431,400 shares of common stock owned through a retirement plan. Does not include any shares issuable upon conversion of outstanding principal and accrued but unpaid interest under that certain Secured Convertible Promissory Note, dated April 3, 2017, by the Company in favor of CAL in the principal amount of $2.5 million. Mr. Rodrigues disclaims beneficial ownership of the securities held by CAL except to the extent of his pecuniary interest therein.

(6)	Mr. Horowitz’s beneficial ownership includes 50,000 shares of common stock owned by his spouse, 400,000 shares of common stock issuable upon the exercise of warrants, which are exercisable within 60 days, and 325,000 shares of common stock owned through a retirement plan.

(7)	Mr. Koe’s beneficial ownership includes 200,000 shares of common stock subject to options which are exercisable within 60 days, and 350,000 shares of common stock issuable upon the exercise of warrants, which are exercisable within 60 days.

(8)	Dr. Lacey’s beneficial ownership includes 450 shares of common stock held jointly with his spouse, 20,000 shares of common stock held through IMA and 80,000 shares held through a retirement account.

(9)	Mr. Glass’s beneficial ownership includes 200,000 shares of common stock held jointly with his spouse.

(10)	The Company and Dr. Wachter are currently negotiating a new employment agreement.

(11)	Dr. Wachter’s beneficial ownership includes 4,867 shares of common stock held by the Eric A. Wachter 1998 Charitable Remainder Unitrust, 930,248 shares of common stock held in a 401(k) plan, and 550,000 shares of common stock subject to options which are exercisable within 60 days. Does not include any shares issuable upon conversion of outstanding principal and accrued but unpaid interest under that certain Amended and Restated Secured Convertible Promissory Note, dated April 3, 2017, by the Company in favor of Dr. Wachter in the outstanding principal amount of $2.5 million, and any shares issuable upon conversion of outstanding principal and accrued but unpaid interest under that certain Secured Convertible Promissory Note, dated January 25, 2018, by the Company in favor of Dr. Wachter in the principal amount of $500,000. Dr. Wachter pledged 1,000,000 shares of his common stock pursuant to that certain Stock Pledge Agreement, dated October 3, 2014, between Dr. Wachter and the Company in order to secure Dr. Wachter’s obligations under that certain Stipulated Settlement Agreement and Mutual Release between the Company and Dr. Wachter, dated June 6, 2014.

(12)	Dr. Scott’s beneficial ownership includes 503,125 shares of common stock held in a 401(k) plan, and 1,750,000 shares of common stock subject to options which are exercisable within 60 days. Dr. Scott pledged 1,000,000 shares of his common stock pursuant to that certain Stock Pledge Agreement, dated October 3, 2014, between Dr. Scott and the Company in order to secure Dr. Scott’s obligations under that certain Stipulated Settlement Agreement and Mutual Release between the Company and Dr. Scott, dated June 6, 2014. Does not include any shares issuable upon conversion of outstanding principal and accrued but unpaid interest under a certain Secured Convertible Promissory Note, dated February 21, 2018, by the Company in favor of Dr. Scott in the principal amount of $250,000.

(13)	Includes 2,233,491 shares of common stock subject to options and warrants which are exercisable within 60 days.

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Section 16(a) Beneficial Ownership Reporting Compliance

The federal securities laws require our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our securities. Based solely on our review of the copies of these forms received by us or representations from reporting persons, we believe that SEC beneficial ownership reporting requirements for 2018 were met.

CORPORATE GOVERNANCE

Board Leadership Structure

Our Board currently consists of five members, Bruce Horowitz, Jan Koe, John Lacey, III, M.D., Ed Pershing, CPA, and Dominic Rodrigues, CFA. Mr. Pershing serves as non-executive Chairman of our Board and Mr. Rodrigues serves as non-executive Vice Chairman.

Four members of our Board, Dr. Lacey and Messrs. Koe, Pershing, and Rodrigues, are considered independent under the independence standards of the NYSE American LLC.

We believe that it is appropriate to separate the positions of Chairman and Chief Executive Officer to ensure that the appropriate level of independent oversight is applied to all management decisions and avoids any potential conflicts of interest. The Company does not currently have a Chief Executive Officer, although our Chief Operating Officer, Mr. Horowitz, serves as our principal executive officer. Our entire board of directors is responsible for our risk oversight function due to the fact that we have only three employees.

Board and Committees

Our Board met five times and acted by unanimous written consent eight times in 2018. Each incumbent director attended all meetings of our Board and its committees on which he served during 2018. We do not have a formal policy regarding attendance by Board members at our Annual Stockholders Meeting, but members of our Board are encouraged to attend the 2019 Annual Meeting. Directors Horowitz, Lacey, Pershing, and Rodrigues attended the 2018 Annual Meeting of Stockholders in person, and Director Koe attended via telephone.

We have three standing Board committees: the audit committee, the compensation committee, and the corporate governance and nominating committee (the “nominating committee”).

Audit Committee

The audit committee consists of Dr. Lacey and Messrs. Horowitz, Koe, Pershing, and Rodrigues. Dr. Lacey and Messrs. Koe, Pershing and Rodrigues are independent directors under the listing standards of the NYSE American LLC. Mr. Pershing is the chairman of the audit committee. Our Board has determined that Messrs. Pershing and Rodrigues qualify as “audit committee financial experts,” as defined under the rules of the SEC. The audit committee met four times in 2018.

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The audit committee’s responsibilities include:

1.	Hiring one or more independent registered public accountants to audit our books, records and financial statements and to review our systems of accounting (including our systems of internal control),

2.	Discussing with the independent registered public accounting firm the results of the annual audit and quarterly reviews,

3.	Conducting periodic independent reviews of the systems of accounting (including systems of internal control),

4.	Making reports periodically to our Board with respect to its findings, and

5.	Undertaking other activities described more fully in the section called “Audit Committee Report.”

Our audit committee charter is posted on our website under the “Investors” subpage, at http://provectusbio.com/media/docs/AuditCommitteeCharter.pdf, and is also available in print to any stockholder or other interested party who makes such a request to the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

Compensation Committee

The compensation committee consists of Dr. Lacey and Messrs. Horowitz, Koe, Pershing, and Rodrigues. Dr. Lacey and Messrs. Koe, Pershing, and Rodrigues are independent directors under the listing standards of the NYSE American LLC. Mr. Koe is the chairman of the compensation committee. The compensation committee met three times in 2018.

The compensation committee’s responsibilities include:

1.	Reviewing and approving annually the corporate goals and objectives relevant to each executive officer, and at least annually, evaluating each executive officer’s performance in light of these goals and objectives, and setting each executive officer’s compensation, including salary, bonus and incentive compensation, based on this evaluation,

2.	Reviewing our compensation and benefits plans,

3.	Reviewing and recommending to the entire Board the compensation for members of our Board, and

4.	Other matters that our Board specifically delegates to the compensation committee from time to time.

Our compensation committee charter is posted on our website under the “Investors” subpage, at http://provectusbio.com/media/docs/CompensationCommitteeCharter.pdf, and is also available in print to any stockholder or other interested party who makes such a request to the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

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Nominating Committee and Director Nominations

The nominating committee consists of Dr. Lacey and Messrs. Horowitz, Koe, Pershing, and Rodrigues. Dr. Lacey and Messrs. Koe, Pershing, and Rodrigues are independent directors under the listing standards of the NYSE American LLC. Dr. Lacey is the chairman of the nominating committee. The nominating committee did not hold any meetings in 2018.

Our Board adopted a written charter for our nominating committee, which is available to our stockholders and other interested parties on our website under the “Investors” subpage, at http://provectusbio.com/media/docs/NominatingCommitteeCharter.pdf, and is also available in print to any stockholder or other interested party who makes such a request to the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

The nominating committee’s responsibilities include:

1.	Assisting our Board to identify and approve the nomination of individuals qualified to serve as members of our Board,

2.	Reviewing the qualifications and performance of incumbent directors to determine whether to recommend them as nominees for re-election,

3.	Developing and recommending to our Board corporate governance policies for the Company,

4.	Reviewing periodically the management succession plan of the Company, and formally recommending to our Board, as needed, successors to departing executive officers if a vacancy occurs, and

5.	Evaluating the performance of our Board.

Our nominating committee has no set procedures or policy on the selection of nominees or evaluation of stockholder recommendations and will consider these issues on a case-by-case basis. Our nominating committee will consider stockholder recommendations for director nominees that are properly received in accordance with our bylaws and the applicable rules and regulations of the SEC. Our nominating committee screens all potential candidates in the same manner. Our nominating committee’s review will typically be based on all information provided with respect to the potential candidate. Our nominating committee has not established specific minimum qualifications that must be met by a nominee for a position on our Board or specific qualities and skills for a director. Our nominating committee may consider the diversity of qualities and skills of a nominee, but our nominating committee has no formal policy in this regard. For more information, please see the section below entitled “ADDITIONAL INFORMATION.”

Stockholders who wish to contact the members of our Board may do so by sending an e-mail addressed to them at info@provectusbio.com.

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COMPENSATION Of Directors and Executive Officers

Because we are a smaller reporting company, we are not required to include a Compensation Discussion and Analysis section in this Proxy Statement and have elected to comply with the scaled-down executive compensation disclosure requirements applicable to smaller reporting companies.

Base Salary and Employment Agreements

On April 28, 2014, we entered into amended and restated executive employment agreements with Drs. Scott and Wachter to serve as our President and Chief Technology Officer, respectively. Each agreement provided that such executive be employed for a five-year term with automatic one-year renewals unless previously terminated pursuant to the terms of the agreement or either party gives notice that the term will not be extended. Each executive officer’s base salary was $500,000 per year. The Company and Drs. Scott and Wachter are parties to a Stipulated Settlement Agreement dated June 6, 2014 (the “Kleba Settlement Agreement”) that was negotiated to resolve certain claims asserted against Drs. Scott and Wachter derivatively, pursuant to which each of Drs. Scott and Wachter agreed to repay the Company compensation that was paid to such executive along with legal fees and other expenses incurred by the Company. Each of Drs. Scott and Wachter had $200,000 withheld from their salary each year for such repayment obligation. On November 26, 2018, the Board provided notice to each of Drs. Scott and Wachter that the Company would not renew their respective employment agreements as of their April 28, 2019 expiration dates. Effective as of May 8, 2019, Dr. Scott no longer serves as President of the Company. The Company and Dr. Wachter are currently negotiating a new employment agreement.

Independent Contractor Agreements

During 2016, the Company entered into an independent contractor agreement, as amended (the “Glass Agreement”), with Mr. Glass, pursuant to which he served as Interim Chief Financial Officer of the Company. On January 24, 2019, the Board provided Mr. Glass with a 60-day written notice of the Company’s intent to terminate the Glass Agreement. Mr. Glass continued to serve as Interim Chief Financial Officer with the Company until the effective date of the termination of the Glass Agreement on March 25, 2019. The Glass Agreement provided that Mr. Glass be paid $125 per hour. The Glass Agreement further provided that, following the termination of the Glass Agreement by the Company as a result of the hiring of a permanent chief financial officer, Mr. Glass would also be entitled to a severance payment of $20,000 subject to certain terms and conditions set forth in the Glass Agreement.

2019 Executive Employment/Contractor Agreements

On May 8, 2019, our Board promoted Mr. Horowitz to the Company’s Chief Operating Officer. During 2017, the Company entered into an independent contractor agreement, as amended (the “Horowitz Agreement”), with Mr. Horowitz, pursuant to which he has served as Chief Operations Consultant of the Company since April 19, 2017. The Horowitz Agreement was amended on May 8, 2019 to provide that Mr. Horowitz continue to be paid $125 per hour and receive a health insurance allowance of $1,200 per calendar month.

On March 25, 2019, our Board promoted Mrs. Raines to the Company’s Chief Financial Officer. She had previously served as Provectus’ Controller since August 1, 2017. In connection with the promotion, Mrs. Raines is entitled to receive an initial incentive compensation of 50,000 shares of the Company common stock. The term of the employment agreement is from March 25, 2019 to March 24, 2020 and thereafter, the term of her employment will be extended automatically one additional year unless terminated by either the Company or Mrs. Raines upon 30 days prior written notice. In the event of a change in control, Mrs. Raines will be paid an amount equal to 50% of her base salary in the preceding calendar year.

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Bonus Awards

No cash bonuses were earned or awarded to our named executive officers in 2018.

Other Benefits

We maintain broad-based benefits that are provided to all employees, including health insurance, life and disability insurance, dental insurance, and a vacation policy.

Long-Term Incentives

At the 2014 annual meeting of stockholders, our stockholders approved the Provectus Biopharmaceuticals, Inc. 2014 Equity Compensation Plan (the “2014 Equity Compensation Plan”), which authorizes our Board to grant options that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”), and options that do not qualify as incentive stock options under the Code (“non-qualified stock options,” and collectively with incentive stock options, “options”). We are authorized to grant options under the 2014 Equity Compensation Plan for up to 20,000,000 shares of our common stock. If any options granted under the 2014 Equity Compensation Plan are forfeited or terminated for any reason, the shares of common stock that were subject to the options will again be available for future distribution under the 2014 Equity Compensation Plan. In June 2016, the compensation committee approved an amendment to our 2014 Equity Compensation Plan to allow for restricted stock awards to non-employee directors. Our stockholders approved this amendment at our 2017 annual stockholder meeting.

Under the terms of our 2014 Equity Compensation Plan, prior to the occurrence of a change in control (as defined in the 2014 Equity Compensation Plan), and unless otherwise determined by our Board, any stock options outstanding on the date such change in control is determined to have occurred that are not yet exercisable and vested on such date will become fully exercisable and vested. As of December 31, 2018, named executive officers had no outstanding unvested stock options. No options were awarded to our named executive officers or to directors in 2018.

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SUMMARY COMPENSATION TABLE

The table below shows the compensation for services in all capacities we paid during the years ended December 31, 2018 and 2017 to our principal executive officer and our two other executive officers during 2018 (whom we refer to collectively as our “named executive officers”):

Name and Principal Position	Year	Salary		Bonus	All Other Compensation (1)	Total

Timothy C. Scott, Ph.D., Former President (2)	2018	$300,000	(3)	—	$28,473	$328,473
	2017	$300,000	(3)	—	$29,490	$329,490
John Glass, CPA, Former Interim Chief Financial Officer(4)	2018	$234,213		—	—	$234,213
	2017	$276,534		$60,000	—	$336,534
Eric Wachter, Ph.D., Chief Technology Officer(5)	2018	$300,000	(3)	—	$28,360	$328,360
	2017	$300,000	(3)	—	$29,490	$329,490

(1)	Amounts in this column for 2018 are comprised of the following: unused vacation that was accrued totaling $19,231 for Dr. Wachter; and health/vision, life, short term disability, and long-term disability insurance premiums.

(2)	Dr. Scott ceased serving as our President (and principal executive officer), effective as of May 8, 2019.

(3)	This amount reflects the annual base salary for Drs. Scott and Wachter for 2018 and 2017 after $200,000 per year for these years was withheld from their respective salaries in connection with the Kleba Settlement Agreement. In 2018, Dr. Scott applied an additional $150,000 of his salary to the Kleba Settlement Agreement.

(4)	Mr. Glass ceased serving as our Interim Chief Financial Officer on March 25, 2019.

(5)	The Company and Dr. Wachter are currently negotiating a new employment agreement.

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OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR-END

The following table shows the number of equity awards outstanding as of December 31, 2018 for our named executive officers. All the options were exercisable as of December 31, 2018.

	Option Awards
Name (1)	Number of Shares of Common Stock Underlying Unexercised Options Exercisable (#)		Option Exercise Price ($)	Option Expiration Date
Timothy Scott, Ph.D., Former President	50,000		$1.04	6/19/2019
	50,000		$1.16	6/18/2020
	525,000	(1)	$1.00	7/22/2020
	50,000		$1.04	7/6/2021
	525,000	(1)	$0.93	9/6/2021
	50,000		$0.84	6/28/2022
	50,000		$0.67	8/19/2023
	400,000		$0.75	12/9/2025

Eric Wachter, Ph.D. Chief Technology Officer(2)	50,000		$1.04	6/19/2019
	50,000		$1.16	6/18/2020
	50,000		$1.04	7/6/2021
	400,000		$0.75	12/9/2025
John Glass Former Interim Chief Financial Officer	-		-	-

(1)	Pursuant to the Kleba Settlement Agreement, Dr. Scott agreed to retain incentive stock options for 100,000 shares but forfeited 50% of the nonqualified stock options granted to him in both 2010 and 2011. The amounts set forth in the table reflect the outstanding options after rescission of 50% of the nonqualified stock options granted to Dr. Scott in 2010 and 2011.

(2)	The Company and Dr. Wachter are currently negotiating a new employment agreement.

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EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share and exercise price information about our equity compensation plans as of December 31, 2018:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders	4,550,000	$0.94	15,450,000
Equity compensation plans not approved by security holders	—	—	—
Total	4,550,000	$0.94	15,450,000

(1)	This amount represents shares of common stock available for issuance under the 2014 Equity Compensation Plan as of December 31, 2018. Awards available for grant under the 2014 Equity Compensation Plan include stock options, stock appreciation rights, restricted stock, long-term performance awards and other forms of equity awards.

DIRECTOR COMPENSATION

Each non-employee director receives an annual retainer equal to $40,000 in cash as compensation for service as a member of the Board. Non-employee directors serving as members of our audit committee will receive $15,000 per year; the audit committee chairperson will receive $15,000 per year. Non-employee directors serving as members of our corporate governance and nominating committee will receive $10,000 per year; the corporate governance and nominating committee chairperson will receive $15,000 per year. Non-employee directors serving as members of our compensation committee will receive $10,000 per year; the compensation committee chairperson will receive $15,000 per year. Our employee directors are compensated for their service as executive officers and are not separately compensated for their service as directors. Each of our directors is also reimbursed for expenses incurred in fulfilling his duties as a director, including attending meetings.

Director Compensation Table for 2018

Name	Fees Earned or Paid in Cash		Option Awards (1)	All Other Compensation	Total
Bruce Horowitz	$75,000	(2)	—	—	$75,000
Jan Koe	$78,7502)		—	—	$78,750
John Lacey, III, MD	$53,991	(2)	—	—	$53,991
Ed Pershing, CPA	$50,616	(2)	—	—	$50,616
Dominic Rodrigues, CFA	$75,000	(2)	—	—	$75,000

(1)	No stock options or restricted stock awards were granted to directors in 2018. As of December 31, 2018, Mr. Koe had a total of 200,000 stock options outstanding.

(2)	Dr. Lacey and Messrs. Horowitz, Koe, Pershing, and Rodrigues accrued their director fees in 2018.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

We have adopted a written related person transactions policy, pursuant to which our executive officers, directors and principal stockholders, including their immediate family members, are not permitted to enter into a related person transaction with us without the consent of our audit committee. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of such persons’ immediate family members, other than transactions available to all employees generally or involving less than $10,000 when aggregated with similar transactions, must be presented to our audit committee for review, consideration and approval, unless the transaction involves an employment or other compensatory arrangement approved by the compensation committee. All of our directors, executive officers and employees are required to report to our audit committee any such related person transaction. In approving or rejecting the proposed agreement, our audit committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction and, if applicable, the impact on a director’s independence. After consideration of these and other factors, the audit committee may approve or reject the transaction. Consistent with the policy, if we should discover related person transactions that have not been approved, the audit committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Party Transactions

2017 Financing

On March 23, 2017, the Company entered into an exclusive Definitive Financing Commitment Term Sheet effective as of March 19, 2017 (the “Term Sheet”), which sets forth the terms on which a group of the Company’s stockholders (the “PRH Group”) will provide financing to the Company. As described in the Term Sheet, the 2017 Financing from the PRH Group is in the form of a loan (the “Loan”) that is evidenced by secured convertible promissory notes (individually a “PRH Note” and collectively, the “PRH Notes”).

During the year ended December 31, 2018, the Company entered into additional PRH Notes with related parties in the aggregate principal amount of $1,870,000, as set forth in the table below.

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As of December 31, 2018, the Company had borrowed $6,870,000 of PRH Notes from related parties which were outstanding.

	Face	Note
Holder	Amount	Date
Eric Wachter	$500,000.00	2/21/2017
	$500,000.00	3/21/2017
	$1,500,000.00	3/28/2017
	$500,000.00	1/26/2018

Cal Enterprises LLC	$500,000.00	4/17/2017
	$500,000.00	8/16/2017
	$500,000.00	9/5/2017
	$500,000.00	10/2/2017
	$500,000.00	10/31/2017

Tim Scott	$250,000.00	2/21/2018

Ed Pershing	$200,000.00	4/13/2018
	$200,000.00	7/26/2018
	$200,000.00	8/21/2018
	$100,000.00	10/24/2018
	$75,000.00	10/31/2018
	$75,000.00	11/15/2018
	$50,000.00	11/28/2018
	$50,000.00	12/7/2018
	$50,000.00	12/17/2018
	$120,000.00	12/21/2018
Total Related Parties	$6,870,000.00

During the three months ended March 31, 2019, the Company entered into additional PRH Notes with related parties in the aggregate principal amount of $25,000. As of March 31, 2019, the Company had drawn down the entire $25,000 under these notes.

For further details on the terms of the 2017 Financing, please refer to our Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the SEC on March 7, 2019.

Raines PRH Note

On January 16, 2019, the Company issued a secured convertible promissory note in favor of Mr. Robert Raines and Mrs. Heather Raines, our then Controller and our current Chief Financial Officer, in the original principal amount of $25,000 (the “Raines PRH Note”). The terms of the Raines PRH Note are substantially identical to the terms of the PRH Notes.

Consulting Fees

During the year ended December 31, 2018, the Company paid Bruce Horowitz (Capital Strategists), one of our directors and our current Chief Operating Officer, under an independent contractor agreement, fees of $190,000 for services rendered.

Other than as set forth above, we had no transactions since January 1, 2018 that would be required to be disclosed under Item 404(a) of Regulation S-K, and no such transactions are currently proposed for 2019.

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PROPOSAL 1
ELECTION OF DIRECTORS

Director Nominees

The persons listed below have been nominated by our Board to serve as directors for a one-year term expiring at the annual meeting of stockholders occurring in 2020. Each nominee has consented to serve on our Board. If any nominee were to become unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the persons named as proxies on the accompanying proxy card will vote for the substitute nominee designated by our Board.

Bruce Horowitz, 63, has served as a member of our Board since 2017, and serves as Provectus’ Chief Operating Officer since April 29, 2019; he previously served as the Company’s Chief Operations Consultant since 2017. Mr. Horowitz has served as the Managing Director of Capital Strategists, LLC, which provides corporate, strategic, and financial consulting services, since 2006. He also serves as a trusted advisor to family trusts and private individuals, with a focus on financial asset management, real estate management and special situation investments. He has also served as the Managing Member of Plata LLC since 2017. Earlier in his career Mr. Horowitz was a charter member of the New York Futures Exchange, was a Senior Vice President managing principal equity investment accounts, private equity investments and public offerings at Drake Capital Securities, and managed the trading department at the Los Angeles office of Laidlaw Equities. He was also a partner at Stanley Capital, a private equity buyout firm. Mr. Horowitz was the chairman and a member of two general obligation bond fund committees, raising more than $500 million in general revenue bonds for the Beverly Hills Unified School District. Subsequently, he was named the first chairman of both the state of California-mandated Citizens’ Oversight Committee and Facilities Advisory Committee, overseeing expenditure of all BHUSD general obligation bond funds. Mr. Horowitz is a founding member of the Los Angeles Chapter of the Positive Coaching Alliance. He founded and is currently the president of the Beverly Hills Basketball League, a youth basketball program that serves more than 35,000 families. Mr. Horowitz has also served as a member of the board of directors of the American Youth Soccer Organization and Beverly Hills Little League. He holds a Juris Doctor degree from Benjamin N. Cardozo School of Law in New York City and Bachelor of Arts degree from Washington University in St. Louis.

Jan Koe, 68, has served as a member of our Board since 2012. Mr. Koe has a 31-year track record of success in consulting, asset management, real estate and public company governance, and has represented major insurance firms, national retailers and Fortune 500 companies. He is President of GoStar, which is the manager of Real Solutions Opportunity Fund 2005-I and Real Solutions Fund Management LLC and Real Solutions Investment LLC. He is also Principal of Method K Partners, Inc., a commercial real estate firm, which he founded in 1988. He has served on the board of directors of ONE Bio, Corp. where he was Chair of the Compensation Committee and a member of the Financial Audit Committee. He holds a degree in Business Administration and Psychology from Luther College.

John Lacey, III, M.D., 71, has served as a member of our Board since 2018. Dr. Lacey is the former Chief Medical Officer and Senior Vice President of University Health System d/b/a University of Tennessee Medical Center (“UTMC”), a 600+ bed academic medical center based in Knoxville since 1999. Dr. Lacey served continuously in this capacity from 1999 until retirement from UTMC in 2016. He also operated an internal medicine practice for 39 years. Dr. Lacey graduated from the University of Tennessee with a Bachelor’s degree in Nuclear Engineering and the University of Tennessee Medical School (Memphis) with a Doctor of Medicine degree. Dr. Lacey helped create Knoxville Area Project Access, a partnership with the Knoxville Academy of Medicine and providers to give primary and specialty health services to the uninsured and medically underserved, and was the inaugural chair of the Governor’s Health and Wellness Task Force, which focused on improving Tennessee’s national health ranking. Dr. Lacey has been recognized by several entities for contributions to population health.

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Ed Pershing, CPA, 66, has served as the Chair of our Board since 2018. He is Chief Executive Officer of Pershing Yoakley & Associates (“PYA”), a top 20 healthcare consulting and top 100 accounting firm in the U.S. PYA, which he co-founded more than 30 years ago, expanded from a three-employee office to more than 270 employees and five affiliate companies serving more than 3,500 clients in 50 states. Mr. Pershing’s healthcare experience and expertise include turnaround/performance improvement initiatives, long-range planning studies, development of numerous hospital and medical office projects, restructuring of healthcare organizations, liaison between boards of directors and management teams to craft corporate visions and strategies, mergers, acquisitions, divestitures, and leasing arrangements. He has served as an expert witness on healthcare industry matters and in several Certificate of Need appeals. Mr. Pershing also has represented healthcare organizations before regulatory agencies such as the Centers for Medicare & Medicaid Services, Internal Revenue Service, and Departments of Mental Health, Insurance, and Medicaid. He graduated from the University of Tennessee with a Bachelor of Science in Accounting, and was one of 18 professionals from the U.S. and Great Britain to participate in the first Ernst & Ernst Accelerated Healthcare Program, a one-year full-time education and work-study program in healthcare industry matters. Mr. Pershing is a Certified Professional Accountant.

Dominic Rodrigues, CFA, 50, has served as a member of our Board since 2017 (and the Vice Chair of our Board since 2018; he previously served as the Chair from 2017 to 2018). Mr. Rodrigues previously served as President of Rhisk Capital, which provided management consulting, corporate development, and portfolio management services, since 2005. Project industries and technologies included aerospace & defense (a technology-focused investment capital pool; an operational role in a related data communications solution company), biotechnology, financial services (a capital markets-focused technology company), gaming, healthcare, life sciences, nanotechnology (a venture capital fund investment), wealth management (a start-up private wealth office), and restaurants. Since 2013, Mr. Rodrigues has been an Adjunct Professor of Finance at the Lee Business School of the University of Nevada, Las Vegas, where he teaches valuation and CFA exam preparation courses. His business development, corporate development, finance, and leadership experiences at various companies include SAIC Venture Capital Corporation, the multi-billion-dollar subsidiary of research and engineering company SAIC, where he was an observer or member of the board of directors of 11 different firms. Mr. Rodrigues currently serves as a member of the audit & finance committee of Three-Square Food Bank. He holds business, economics, and engineering degrees from The Wharton School, the London School of Economics, the Massachusetts Institute of Technology, and the University of Toronto. Mr. Rodrigues also is a Chartered Financial Analyst.

Experience, Qualifications, Attributes and Skills of Our Director Nominees

Set forth below are the specific experience, qualifications, attributes and skills of our directors that led to the conclusion that each director should serve as a member of our Board.

Bruce Horowitz brings extensive and diverse board of directors, business development, corporate development, strategic planning, capital formation, and leadership experience to our board of directors and company management from his prior and ongoing work, non-profit volunteerism, and educational background.

Jan Koe brings extensive and diverse board of directors and board committee, chief executive, and leadership experience to our board of directors and company management from his prior and ongoing work, and educational background.

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John Lacey, III, M.D. brings extensive and diverse board of directors, medical, strategic planning, and leadership experience to our Board and company management from his prior work, non-profit volunteerism, and educational background.

Ed Pershing, CPA brings extensive and diverse board of directors, business development, corporate development, strategic planning, accounting, healthcare industry, and leadership experience to our Board and company management from his prior and ongoing work, non-profit volunteerism, and educational background.

Dominic Rodrigues, CFA brings extensive and diverse board of directors and board committee, business development, corporate development, finance, and leadership experience to our board of directors and company management from his prior and ongoing work and professional volunteerism, and educational background.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION TO OUR BOARD NAMED ABOVE. Each proxy solicited on behalf of our Board will be voted FOR each of the nominees for election to our Board unless the stockholder instructs otherwise in the proxy.

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PROPOSAL 2
ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required pursuant to Section 14A of the Securities Exchange Act, we are submitting for stockholder advisory vote a resolution to approve the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

Accordingly, the following resolution will be submitted for stockholder approval at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, is hereby APPROVED.”

The advisory vote on the compensation of our named executive officers is non-binding. The approval or disapproval of the resolution approving our executive compensation by our stockholders will not require our Board to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our named executive officers and whether, and if so, how, to address stockholder disapproval remains with our Board.

Our Board believes that it is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in our best interest and the best interest of our stockholders.

Our Board values the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, our Board will carefully consider the outcome of the advisory vote to approve the compensation of our named executive officers and those opinions when making future compensation decisions.

The next advisory vote on the compensation of our executive officers will occur at the 2020 Annual Meeting of Stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. Each proxy solicited on behalf of our Board will be voted FOR the approval of the compensation of our named executive officers unless the stockholder instructs otherwise in the proxy.

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PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Each of our audit committee and Board has unanimously selected Marcum as the independent registered public accounting firm to perform the audit of our consolidated financial statements for 2019. Marcum is an independent registered public accounting firm.

Our Board is asking our stockholders to ratify the selection of Marcum as our independent registered public accounting firm for 2019. Although not required by law or our bylaws, our Board is submitting the selection of Marcum to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, our Board, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Independent Registered Public Accounting Firm

On April 26, 2016, the Company engaged Marcum as its independent registered public accounting firm. The decision to engage Marcum as the Company’s independent registered public accounting firm was unanimously approved by the Company’s audit committee and Board. During the year ended December 31, 2015, and through April 26, 2016, the date of Marcum’s engagement, the Company did not consult with Marcum regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Representatives of Marcum are expected to be present at the Annual Meeting telephonically. They will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from our stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019. Each proxy solicited on behalf of our Board will be voted FOR the ratification of the selection of Marcum as our independent registered public accounting firm for 2019 unless the stockholder instructs otherwise in the proxy. If our stockholders do not ratify the selection, the matter will be reconsidered by our Board.

Audit and Non-Audit Services

Our audit committee is directly responsible for the appointment, compensation, and oversight of our independent registered public accounting firm. It is the policy of our audit committee to pre-approve all audit and non-audit services provided by our independent registered public accountants. Our audit committee has considered whether the provision by Marcum of services of the varieties described below was compatible with maintaining the independence of Marcum. Our audit committee believes the provision of such services to us did not jeopardize the independence of Marcum as the Company’s independent registered public accounting firm.

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The table below sets forth the aggregate fees we paid to Marcum for audit and non-audit services provided to us in 2018 and 2017:

Fees	2018	2017
Audit Fees	$130,384	$192,954
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$130,384	$192,954

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; “tax fees” are fees for tax compliance, tax advice, and tax planning; and “all other fees” are fees for any services not included in the first three categories.

AUDIT COMMITTEE REPORT

Our audit committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the independent registered public accounting firm and our internal audit function. The audit committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The audit committee reviews our financial reporting process. In this context, the audit committee:

●	reviewed and discussed with management the audited financial statements for the year ended December 31, 2018;

●	discussed with Marcum, our independent registered public accountants, the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”); and

●	received the written disclosures and the letter from Marcum required by the PCAOB, and has discussed with Marcum the independent accountant’s independence.

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Based on this review and the discussions referred to above, the audit committee recommended that our Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.

This report is submitted on behalf of the members of the audit committee, who are named below, and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

Bruce Horowitz

Jan Koe

John Lacey, III, M.D.

Ed Pershing, CPA

Dominic Rodrigues, CFA

OTHER INFORMATION CONCERNING MANAGEMENT

Executive Officers

As of May 9, 2019, our executive officers are Bruce Horowitz, Chief Operations Officer and Heather Raines, CPA, Chief Financial Officer. Set forth below is a biographical summary of the experience of each of our executive officers:

Bruce Horowitz serves as our Chief Operations Officer. Information about his business experience is set forth above under the heading, “Proposal 1 – ELECTION OF DIRECTORS – Director Nominees.”

Heather Raines, CPA, 52, serves as our Chief Financial Officer (since March 25, 2019). Mrs. Raines previously served as the Company’s Controller from August 2017 until her appointment as the Company’s CFO. Before joining the Company, Mrs. Raines served as the Vice President of Finance for BDry Waterproofing, a service business, from November 2015 to November 2017. She previously managed financial and accounting functions at AMETEK, Inc. (NYSE: AME), a manufacturing company, serving as AMT Business Unit Controller for AMETEK’s wholly-owned subsidiary, Advanced Measurement Technology, Inc., from June 2015 to September 2015, Scientific Instruments Business Unit Controller from September 2013 to May 2015, and Senior Finance Manager from August 2007 to September 2013. Mrs. Raines was a tax analyst at Goody’s Family Clothing from 2006 to 2007, and an Accounting Manager at Siemens Medical Solutions USA, Inc., a wholly-owned subsidiary of Siemens AG (NYSE: SI), from 2005 to 2006, and CTI Molecular Imaging, Inc. (Nasdaq: CTMI) from 1999 to 2005. Mrs. Raines received a Master’s Degree in Accounting from Strayer University and a Bachelor’s Degree in Accounting from the University of Tennessee. She is a Certified Public Accountant (“CPA”), and a member of the American Institute of CPAs and the Tennessee Society of CPAs.

Eric A. Wachter, Ph.D., 55, has served as our Chief Technology Officer (since May 14, 2012); the Company and Dr. Wachter are currently negotiating a new employment agreement. Dr. Wachter previously served as Executive Vice President – Pharmaceuticals and as a member of our Board since we acquired PPI on April 23, 2002 until May 14, 2012 and again from February 29, 2016 to April 27, 2018. Prior to joining us, from 1997 to 2002 he was a senior member of the management team of Photogen, including serving as Secretary and a director of Photogen since 1997 and as Vice President and Secretary and a director of Photogen since 1999. Prior to joining Photogen, Dr. Wachter served as a senior research staff member with Oak Ridge National Laboratory. He earned a Ph.D. in Chemistry from the University of Wisconsin–Madison in 1988.

Code of Ethics

Our Board has adopted a code of ethics that applies to our principal executive officer and principal financial officer, or persons performing similar functions. The code of ethics contains written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; (3) compliance with applicable governmental laws, rules and regulations; (4) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) accountability for adherence to the code. The code of ethics is available without charge upon request from our Secretary, Provectus Biopharmaceuticals, Inc., 10025 Investment Drive, Suite 250, Knoxville, Tennessee 37932.

OTHER MATTERS

As of the date hereof, our Board knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. If any other proposal properly comes before the stockholders for a vote at the meeting, the proxy holders will vote the shares of common stock represented by proxies that are submitted to us in accordance with their best judgment.

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ADDITIONAL INFORMATION

Solicitation of Proxies

We will solicit proxies on behalf of our Board by mail, telephone, facsimile, or other electronic means or in person. We will pay the proxy solicitation costs. We will supply copies of the proxy solicitation materials to brokerage firms, banks, and other nominees for the purpose of soliciting proxies from the beneficial owners of the shares of common stock held of record by such nominees. We request that such brokerage firms, banks, and other nominees forward the proxy solicitation materials to the beneficial owners, and we will reimburse them for their reasonable expenses.

Mailing Address of Principal Executive Office

The mailing address of our principal executive office is Provectus Biopharmaceuticals, Inc., 10025 Investment Drive, Suite 250, Knoxville, Tennessee 37932.

Stockholder Proposals for Inclusion in Proxy Statement for 2020 Annual Meeting of Stockholders

To be considered for inclusion in our proxy statement for the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), a stockholder proposal must be received by us no later than the close of business on January 15, 2020. Stockholder proposals must be sent to Secretary, Provectus Biopharmaceuticals, Inc., 10025 Investment Drive, Suite 250, Knoxville, Tennessee 37932. We will not be required to include in our proxy statement any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC’s proxy rules and Delaware corporate law.

Other Stockholder Proposals for Presentation at the 2020 Annual Meeting

In addition to the above, our bylaws contain an advance notice provision requiring that, if a stockholder’s proposal is to be brought before and considered at the 2020 Annual Meeting, such stockholder must provide timely written notice thereof to our Secretary. In order to be timely, the notice must be delivered to or mailed and received by our Secretary at our principal executive offices not earlier than the close of business on January 15, 2020 and not later than the close of business on February 14, 2020; provided, however, that in the event the date of the 2020 Annual Meeting is more than 30 days before or more than 30 days after the anniversary of the 2019 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to the date of such 2020 Annual Meeting and not later than the close of business on the later of the 60th day prior to the date of such 2020 Annual Meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. In the event a stockholder proposal intended to be presented for action at the 2020 Annual Meeting is not received timely, then the persons designated as proxies in the proxies solicited by the Board in connection with the 2020 Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for the 2020 Annual Meeting.

By Order of our Board

Knoxville, Tennessee May 14, 2019	Bruce Horowitz Chief Operating Officer

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PROVECTUS
BIOPHARMACEUTICALS, INC.

PROVECTUS BIOPHARMACEUTICALS,INC.
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/25/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/25/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect five directors to serve on our board of directors for a one-year term.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Bruce Horowitz 02) Jan Koe 03) John Lacey, III, M.D. 04) Ed Pershing, CPA 05) Dominic Rodrigues, CFA

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2 To conduct an advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
3 To ratify the selection of Marcum LLP as our independent registered public accounting firm for 2019.	☐	☐	☐

NOTE: With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned's shares in accordance with their best judgment.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000423998_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K are available at www.proxyvote.com

PROVECTUS BIOPHARMACEUTICALS, INC.
Annual Meeting of Stockholders
June 26, 2019 4:00 PM, Eastern Time
This proxy is solicited by the Board of Directors

The 2019 Annual Meeting of Stockholders of Provectus Biopharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held at The Hilton Knoxville, located at 501 West Church Avenue, Knoxville, Tennessee 37902, on Wednesday, June 26, 2019, beginning at 4:00 p.m. Eastern Time. The undersigned hereby acknowledges receipt of the combined Notice of 2019 Annual Meeting of Stockholders and Proxy Statement dated May 14, 2019, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

The undersigned hereby appoints Bruce Horowitz, and Heather Raines, CPA, and each of them, attorneys as agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof. If no instruction is given, this proxy will be voted FOR each of the nominees for director identified in Proposal 1 and FOR Proposals 2 and 3.

Continued and to be signed on reverse side

0000423998_2 R1.0.1.18